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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 18, 2006

                               IPC HOLDINGS, LTD.
             (Exact Name of Registrant as Specified in its Charter)

          BERMUDA               No. 0-27662             NOT APPLICABLE
(State or other Jurisdiction    (Commission    (IRS Employer Identification No.)
     of Incorporation)          File Number)

    AMERICAN INTERNATIONAL BUILDING,
           29 RICHMOND ROAD,
           PEMBROKE, BERMUDA                                          HM 08
(Address of Principal Executive Offices)                            (Zip Code)

                                 (441) 298-5100
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective April 13, 2006, IPCRe Limited ("IPCRe"), a wholly owned subsidiary of IPC Holdings, Ltd. (the "Company"), amended the terms of one of its standby letter of credit facilities. In respect of the uncommitted collateralized facility with Bayerische Hypo- und Vereinsbank AG ("HVB") dated December 30, 2005, the maximum aggregate principal amount was reduced from $160 million to $100 million.

A copy of the amendment agreement dated April 18, 2006, with HVB is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

The information set forth in Item 1.01 of this Current Report is incorporated into this Item 2.03 as if set forth herein in full.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1 Amendment Agreement, dated April 18, 2006 and effective April 13, 2006, between IPCRe Limited and Bayerische Hypo- und Vereinsbank AG.


                                       2
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               IPC HOLDINGS, LTD.

Date: April 24, 2006                              By   /s/ James P. Bryce
                                                      -------------------------
                                                           James P. Bryce
                                                            President and
                                                       Chief Executive Officer
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                                  EXHIBIT INDEX

99.1 Amendment Agreement, dated April 18, 2006, between IPCRe Limited and Bayerische Hypo- und Vereinsbank AG.